December 10, 2009

DREYFUS NEW YORK AMT-FREE MUNICIPAL BOND FUND
GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
(each, the “fund”)

Supplement to Current Prospectus

The following information supersedes any
contrary information contained in the sections of the fund’s
Prospectus entitled “MANAGEMENT-Investment adviser”

Thomas Casey and David Belton have been co-primary portfolio managers of the fund since December 2009. Mr. Casey and Mr. Belton manage a number of other state-specific municipal bond funds for Dreyfus, where Mr. Casey has been employed since April 2009 and Mr. Belton has been employed since December 2009. Thomas Casey also is a senior portfolio manager for tax sensitive strategies at Standish Mellon Asset Management LLC (“Standish”), an affiliate of Dreyfus, where he also has been employed since July 1993. David Belton is the Head of Municipal Bond Research at Standish, where he also has been employed since November 1997.